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Pioneer
Capital Growth
Fund

SEMIANNUAL REPORT 4/30/97

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                      11
Financial Statements                         18
Notes to Financial Statements                24
Report of Independent Public Accountants     28
Trustees, Officers and Service Providers     29

Pioneer Capital Growth Fund
LETTER FROM THE CHAIRMAN 4/30/97

Dear Shareowner,
-------------------------------------------------------------------------------

Welcome to Pioneer Capital Growth Fund's semiannual report, covering the six months ended April 30, 1997. I thank you for your interest, and for the opportunity to comment briefly on the Fund and today's investing environment.

This was a busy period for your Fund's investment team. J. Rodman "Rod" Wright shifted into the role of portfolio manager on January 24 of this year, after serving as the Fund's assistant portfolio manager since January 1, 1996. Mr. Wright now has responsibility for the day-to-day management of the Fund, and remains one of the 10 or so members of the special equities team that researches and selects investments in our hallmark "aggressive value" style. I encourage you to read the Portfolio Management Discussion that appears later in this report to learn more about their endeavors on your behalf.

As for the stock market, the trends that fueled a record year in 1996 continued with only a few brief pauses. Money poured into financial markets; over the past six months, more than $250 billion entered the stock market through mutual funds alone. The bulk of the assets, however, have been directed toward one type of stock - that of large, familiar companies. As time passes, it seems realistic to expect the stock market's unprecedented surge to slow or even backtrack - at least for the relatively narrow group of stocks that have led the charge. On the surface, this may not appear to be an encouraging outlook, but it could actually be the best possible news for investors, like Pioneer Capital Growth Fund, whose broad portfolios have not benefited from the new enthusiasm for stock investing.

Thank you for your support. Please contact your investment professional, or us at 1-800-225-6292, if you have questions about Pioneer Capital Growth Fund.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

                                                                            1
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Pioneer Capital Growth Fund
PORTFOLIO SUMMARY 4/30/97


[TABULAR REPRESENTATION OF PIE CHART]

Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                             U.S. Common Stocks 84%

            Depositary Receipts                 Short-Term Cash
            for International                   Equivalents 11%
            Stocks 5%


Sector Distribution
----------------------------------------------------------------------------
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]


                                       Consumer Non-Durables 24%
               Transportation 1%
                  Energy 2%
       Consumer Durables 2%
               Utilities 5%
              Financials 6%                              Technology 20%

         Capital Goods 11%
                                                    Basic Industries 17%

                                  Services 12%



10 Largest Holdings
-------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Western National Corp.     2.39%      6. Tandy Corp.                  1.94%
2. 20th Century Industries    2.20       7. GTE Corp.                    1.91
3. McDonald's Corp.           2.15       8. Fingerhut Companies, Inc.    1.91
4. Teradyne, Inc.             2.04       9. DSC Communications Corp.     1.85
5. Kmart Corp.                2.03      10. Atlantic Richfield Co.       1.74

Fund holdings will vary for other periods.

2

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Pioneer Capital Growth Fund
PERFORMANCE UPDATE 4/30/97                                       CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
----------------------------------------------------------------------------

Net Asset Value
per Share                   4/30/97       10/31/96
                            $20.09        $19.85

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96-4/30/97)          Dividends     Capital Gains     Capital Gains
                            $0.064        $0.377            $0.506

I n v e s t m e n t  R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.




Average Annual Total Returns
(As of April 30, 1997)
                Net Asset   Public Offering
Period           Value          Price*
Life-of-Fund     16.71%         15.70%
(7/25/90)
5 Years          16.86          15.48
1 Year            1.73          -4.10


[TABULAR REPRESENTATION OF MOUNTAIN CHART]


Growth of $10,000
          Pioneer Capital Growth Fund*   Standard & Poor's 500 Index
7/25/90               9425                          10000
                      6732                          8597
4/91                  9470                          10794
                      10395                         11477
4/92                  12315                         12311
                      11526                         12616
4/93                  14341                         13446
                      15743                         14494
4/94                  16752                         14162
                      18738                         15055
4/95                  20575                         16628
                      22348                         19023
4/96                  26375                         21639
                      25292                         23593
4/97                  26832                         27073


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                   4/30/97       10/31/96
                            $19.73        $19.53

Distributions per Share    Income        Short-Term        Long-Term
(10/31/96-4/30/97)         Dividends     Capital Gains     Capital Gains
                           -             $0.377            $0.506

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1997)

                  If         If
Period           Held     Redeemed*
Life-of-Fund    16.94%    16.23%
(4/4/94)
1 Year           0.93     -2.93


[TABULAR REPRESENTATION OF MOUNTAIN CHART]

Growth of $10,000

          Pioneer Capital Growth Fund*   Standard & Poor's 500 Index
4/4/94                10000                         10000
                      10321                         10273
10/94                 11513                         10921
                      11396                         10956
4/95                  12589                         12062
                      13789                         13259
10/95                 13633                         13800
                      14640                         15181
4/96                  16019                         15697
                      14726                         15443
10/96                 15306                         17115
                      16635                         19176
4/97                  15868                         19639


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                   4/30/97       10/31/96
                            $19.70        $19.53

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96-4/30/97)          Dividends     Capital Gains     Capital Gains
                            $0.041        $0.377            $0.506

I n v e s t m e n t  R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1997)
                  If        If
Period           Held    Redeemed*
Life-of-Fund     8.28%     8.28%
(1/31/96)
1 Year           1.04      1.04


[TABULAR REPRESENTATION OF MOUNTAIN CHART]


Growth of $10,000

          Pioneer Capital Growth Fund*   Standard & Poor's 500 Index
1/31/96               10000                         10000
                      10048                         10069
                      10139                         10203
4/96                  10931                         10340
                      11327                         10577
                      10856                         10660
7/96                  10053                         10172
                      10364                         10364
                      10594                         10987
10/96                 10449                         11274
                      10781                         12101
                      10983                         11902
1/97                  11359                         12632
                      11393                         12706
                      11208                         12223
4/97                  11045                         12937


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund
PORTFOLIO MANAGEMENT DISCUSSION 4/30/97
Dear Shareowner,
-------------------------------------------------------------------------------

Pioneer Capital Growth Fund reached the midpoint of its fiscal year on April 30, 1997, a date that also marked the close of my first full fiscal quarter as your Fund's portfolio manager. On behalf of the entire special equities team that researches and selects investments for your Fund's portfolio, I'm pleased to update you on our efforts to build the Fund for long-term success.

Stocks of Large Companies Continued Their Strong Advance

Over the past six months, the stock market was increasingly driven by the standout performance of a relatively small number of large, well-known "blue-chip" companies. This often occurs when investors get nervous - they are willing to pay a premium for liquidity (the ability to get in or out of a stock position quickly), and for the comfort of a well-known brand name, such as Coca-Cola or General Electric.

Such periods of high valuations - that is, high prices relative to the companies' growth prospects or financial condition - among a relatively small number of stocks rarely last long, however. We expect that either their prices will decline, returning them to more reasonable valuations, or the rest of the stock market will catch up. In the meantime, this was a frustrating period for investors, like Pioneer Capital Growth Fund, that have a diverse portfolio with a significant representation in smaller, lesser-known companies. The table below illustrates the wide difference in gains posted by various types of stocks over the past six months.


Stock Market Returns

                                                      3 Months       3 Months       6 Months
                                                      10/31/96 -     1/31/97 -      10/31/96 -
Index                                                  1/31/97        4/30/97       4/30/97
---------------------------------------------------------------------------------------------
 Dow Jones Industrial Average                            13.60%         3.40%         17.46%
(30 large-company stocks)
Standard & Poor's 500 Index                              12.04%         2.42%         14.75%
(500 of the largest-capitalization stocks)
 Russell 2000 Index                                       8.98%        -6.77%          1.61%
(small-company stocks)
Nasdaq Composite Index                                   12.96%        -8.63%          3.21%
(nearly 6,000 smaller, over-the-counter stocks)

Pioneer Capital Growth Fund


Reducing the Cash Position

As we entered 1997, our major focus was to deploy the Fund's cash position. I'm pleased to report that we made significant progress over the past six months, especially during the most recent quarter.

Over the course of fiscal 1996, we invested over $900 million for the Fund, reflecting both the inflow of money from new investments and the cash generated by selling stocks when they appreciated to our target prices. (This last point is an important part of our investment discipline.) So far in fiscal year 1997, we have put to work another $864 million in a variety of stocks. By the end of April, 11% of the Fund's portfolio was held in short-term cash-equivalents, and we have no shortage of stock ideas to work on going forward.


"Aggressive Value" Approach Leads to Diverse Portfolio

Companies we choose for the portfolio bear the traditional hallmarks of our "aggressive value" investment style - they're out of favor and selling at relatively low prices, but have strong cash flows, strong market shares, solid balance sheets and proactive management. Typically, their leadership has a significant personal stake in the company's equity, and often either the company or management has recently bought shares.

This approach means we typically avoid crowds, and your Fund generally does not own the Coca-Colas of the world. We prefer to find unique opportunities offered by lesser-known, often complicated or misunderstood enterprises. Frequently, these are smaller companies. In fact, as of April 30, the median size of the companies in the fund was fairly small at only $803.7 million. We continue to find abundant opportunities for investment in this neglected sector of the market, and among some larger, misunderstood operations.

Smaller companies added recently include Imation, a manufacturer of computer storage disks and digital imaging products; Jostens, a specialty manufacturer and retailer of high school and college yearbooks and class rings; Frontier, the fifth-largest long distance company in the U.S., which also operates local telephone companies, cellular properties and a nationwide fiber-optic communications system; and Bowater, a manufacturer of

Pioneer Capital Growth Fund


newsprint and uncoated groundwood. Other new buys among smaller outfits were Reader's Digest Association, publisher of specialty magazines; ACNielsen, a market research company; and Pacificare Health Systems, a California-based health maintenance organization.

We also keep an eye out for large companies we believe offer hidden value, and a number of new selections joined the ranks of current holdings Woolworth, Levitz Furniture and Kmart. AT&T's stock price was knocked down by fears of increased competition and uncertainty surrounding the company's new president. But we believe AT&T's clean balance sheet, dominant brand name, strong cash flows and international depth will serve it well. Viacom's stock price was cut in two over the past six months in reaction to concerns about its Blockbuster division. What we see, however, is that the company has aggressively reduced its debt and bought back stock. It also owns valuable assets - MTV, VH-1, Paramount Studios, Nickelodeon, Simon & Schuster, MacMillan Publishing, UPN and Virgin Interactive.

In the case of Tandy, we purchased stock just before the company closed its poorly performing Incredible Universe division, cut back Computer City stores and repurchased stock. With McDonald's, our research showed compelling value and potential for its unique, cash-generating global franchise system. This stock rose sharply when renowned value-oriented investor Warren Buffett disclosed that he had significant holdings in the company. Although we were fortunate in our timing of both these purchases, they are the exception, not the rule. More typically, companies we select have significant difficulties - internal or external - to overcome before other investors take interest. We are patient, and expect to give companies several quarters, or even years, to realize their potential.

Pioneer Capital Growth Fund


Looking Ahead

As we move into the second half of the fiscal year, we believe Pioneer Capital Growth Fund is on the right track. We intend to continue to reduce the cash position; our goal is about 5% of the portfolio, a level we think is prudent for both maintaining liquidity and capturing long-term opportunities.

While it is too early to tell how recent investments will develop - and one can never predict how the overall stock market will behave - we will continue to work with diligence and discipline, using the same aggressive value strategy that has brought shareowners long-term success. We are convinced this approach has the potential for significant rewards, in exchange for a moderate amount of risk, and are excited about the Fund's prospects. On behalf of the entire special equities team, thank you for your interest and support.


Respectfully,

/s/ J. Rodman Wright

J. Rodman Wright,
Portfolio Manager

Pioneer Capital Growth Fund




                           This page for your notes.

Pioneer Capital Growth Fund
SCHEDULE OF INVESTMENTS 4/30/97
Shares                                                       Value
              COMMON STOCKS - 88.9%
              Basic Industries - 14.7%
              Chemicals - 7.1%
2,100,000     Agrium Inc.                              $ 27,037,500
1,048,900     Borden Chemicals & Plastics, L.P.          10,620,112
1,168,700     The Geon Co.                               25,565,312
  652,000     Georgia Gulf Corp.                         15,811,000
   11,500     Goodrich (B.F.) Co.                           458,563
1,390,200     NL Industries, Inc.                        13,206,900
2,063,000     Wellman, Inc.+                             32,492,250
  772,100     Witco Corp.                                28,857,238
                                                       -------------
                                                       $154,048,875
                                                       -------------
              Containers - 0.5%
  947,500     Jefferson Smurfit Corp.*                 $ 12,317,500
                                                       -------------
              Forest Products - 1.5%
  118,000     Consolidated Papers, Inc.                $  6,342,500
1,355,000     Louisiana-Pacific Corp.                    25,236,875
                                                       -------------
                                                       $ 31,579,375
                                                       -------------
              Iron & Steel - 1.5%
4,041,800     Armco, Inc.*                             $ 14,146,300
1,356,000     LTV Corp.                                  17,797,500
                                                       -------------
                                                       $ 31,943,800
                                                       -------------
              Metals & Mining - 1.6%
  300,000     Freeport-McMoran Copper & Gold, Inc.     $  8,400,000
  600,000     Newmont Mining Corp.                       20,775,000
  200,000     Santa Fe Pacific Gold Corp.                 2,950,000
  400,000     TVX Gold, Inc.*                             2,250,000
                                                       -------------
                                                       $ 34,375,000
                                                       -------------
              Non-Ferrous Metals - 0.8%
  863,200     Brush Wellman, Inc.+                     $ 16,400,800
                                                       -------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Capital Growth Fund
SCHEDULE OF INVESTMENTS 4/30/97 (continued)

Shares                                                            Value
              Paper Products - 1.7%
1,053,675     Aracruz Cellulose S.A. (Sponsored A.D.R.)     $ 19,888,116
  403,000     Bowater, Inc.                                   17,429,750
                                                            -------------
                                                            $ 37,317,866
                                                            -------------
              Total Basic Industries                        $317,983,216
                                                            -------------
              Capital Goods - 9.7%
              Aerospace - 0.5%
  125,000     Lockheed Martin Corp.                         $ 11,187,500
                                                            -------------
              Construction & Engineering - 3.5%
  518,000     BMC West Corp.*                               $  5,568,500
1,983,700     Justin Industries+                              22,068,662
1,217,000     The Lamson & Sessions Co.*+                      9,127,500
2,551,800     Morrison Knudsen Corp.*                         31,897,500
  290,200     Texas Industries, Inc.                           6,674,600
                                                            -------------
                                                            $ 75,336,762
                                                            -------------
              Producer Goods - 4.3%
  422,900     Figgie International, Inc.*                   $  5,021,937
  896,900     Griffon Corp.*                                  10,874,913
  743,800     Insilco Corp.*+                                 27,706,550
  784,300     Keystone International, Inc.                    15,489,925
1,085,000     Park Ohio Industries, Inc.+                     13,155,625
1,260,000     Westinghouse Electric Co.                       21,420,000
                                                            -------------
                                                            $ 93,668,950
                                                            -------------
              Telecommunications - 1.4%
  610,000     Frontier Corp.                                $  9,683,750
  900,000     General Instrument Corp.*                       21,037,500
                                                            -------------
                                                            $ 30,721,250
                                                            -------------
              Total Capital Goods                           $210,914,462
                                                            -------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

Shares                                               Value
              Consumer Durables - 1.7%
              Motor Vehicles - 1.7%
1,000,000     Chrysler Corp.                   $ 30,000,000
  737,440     Supreme Industries, Inc.*+          5,392,530
  117,500     TBC Corp.*                            881,250
                                               -------------
              Total Consumer Durables          $ 36,273,780
                                               -------------
              Consumer Non-Durables - 21.7%
              Consumer Luxuries - 1.5%
1,129,700     Arctic Cat, Inc.                 $ 11,297,000
  597,000     U.S. Industries, Inc.*             21,566,625
                                               -------------
                                               $ 32,863,625
                                               -------------
              Home Products - 0.9%
  722,998     Ladd Furniture, Inc.+            $  9,218,225
  668,000     The Rival Co.+                      9,101,500
                                               -------------
                                               $ 18,319,725
                                               -------------
              Retail Food - 1.9%
  772,000     McDonald's Corp.                 $ 41,398,500
                                               -------------
              Retail Non-Food - 13.3%
3,793,000     Charming Shoppes, Inc.*          $ 22,402,596
  597,000     Cole National Corp.*+              19,701,000
   96,000     CVS Corp.                           4,764,000
2,467,200     Fingerhut Companies, Inc.+         36,699,600
  200,000     Genesco, Inc.*                      2,325,000
  638,600     Jostens, Inc.                      15,246,575
2,867,000     Kmart Corp.*                       39,062,875
2,154,400     Levitz Furniture, Inc.*+            5,386,000
  600,000     Office Depot, Inc.*                 8,400,000
1,900,000     Stride Rite Corp.                  26,125,000
  715,000     Tandy Corp.                        37,448,125
  388,000     Toro Co.                           13,580,000
  790,000     Toys "R" Us, Inc.*                 22,515,000
1,540,500     Woolworth Corp.*                   33,120,750
                                               -------------
                                               $286,776,521
                                               -------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Capital Growth Fund
SCHEDULE OF INVESTMENTS 4/30/97 (continued)


Shares                                                             Value
              Textiles/Clothes - 4.1%
1,127,300     Galey & Lord, Inc.*+                           $ 17,754,975
  879,700     Guilford Mills, Inc.+                            24,851,525
  212,600     Paragon Trade Brands, Inc.*                       3,401,600
1,923,100     Shaw Industries, Inc.                            23,317,587
1,685,900     Tultex Corp.*+                                   10,958,350
1,444,700     Worldtex, Inc.*+                                  9,390,550
                                                             -------------
                                                             $ 89,674,587
                                                             -------------
              Total Consumer Non-Durables                    $469,032,958
                                                             -------------
              Energy - 1.6%
              Oil Refining & Drilling - 1.6%
  246,100     Atlantic Richfield Co.                         $ 33,500,363
                                                             -------------
              Total Energy                                   $ 33,500,363
                                                             -------------
              Financial - 5.5%
              Insurance - 5.3%
  531,855     Financial Security Assurance Holdings Ltd.     $ 17,218,806
  660,000     Gryphon Holdings, Inc.*+                          9,487,500
2,381,600     20th Century Industries                          42,273,400
1,790,600     Western National Corp.                           46,107,950
                                                             -------------
                                                             $115,087,656
                                                             -------------
              Real Estate - 0.2%
1,716,782     Bluegreen Corp.*+                              $  4,935,748
                                                             -------------
              Total Financial                                $120,023,404
                                                             -------------
              Services - 10.7%
              Health & Personal Care - 4.2%
  850,000     Apria Healthcare Group, Inc.*                  $ 14,343,750
  923,600     Coastal Physician Group, Inc.*                    1,269,950
1,000,000     Dial Corp.                                       15,500,000
  831,700     Integrated Health Services, Inc.                 26,718,362
1,609,000     Mid Atlantic Medical Services, Inc.*             19,106,875
1,022,200     Sun Healthcare Group, Inc.*                      14,438,575
                                                             -------------
                                                             $ 91,377,512
                                                             -------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

Shares                                                            Value
              Hotel/Restaurant - 0.4%
1,051,000     Darden Restaurants, Inc.                      $  8,145,250
                                                            -------------
              Pharmaceuticals - 3.9%
1,420,000     ImClone Systems, Inc.*+                       $  7,277,500
1,005,000     Ethical Holdings Plc (Sponsored A.D.R.)*+        5,150,625
1,172,600     IVAX Corp.                                       8,867,787
  530,000     Magainin Pharmaceuticals, Inc.*                  3,908,750
1,429,900     Medeva Plc (Sponsored A.D.R.)                   27,525,575
  500,000     NeoRx Corp.*                                     1,937,500
  190,000     Pacificare Health Systems, Inc.*                15,247,500
  790,500     Sepracor, Inc.*                                 15,414,750
                                                            -------------
                                                            $ 85,329,987
                                                            -------------
              Publishing - 0.6%
  600,000     Readers Digest Association, Inc.              $ 13,725,000
                                                            -------------
              Misc. Services - 1.6%
  636,500     ACNielsen Corp.                               $  9,547,500
  463,900     Manpower, Inc.                                  18,613,988
  294,500     Regis Corp.                                      6,037,250
                                                            -------------
                                                            $ 34,198,738
                                                            -------------
              Total Services                                $232,776,487
                                                            -------------
              Technology - 17.9%
              Business Machines - 1.6%
  180,000     Apple Computer, Inc.                          $  3,060,000
5,354,900     Unisys Corp.*                                   32,129,400
                                                            -------------
                                                            $ 35,189,400
                                                            -------------
              Computer Services - 2.6%
1,632,500     Amdahl Corp.*                                 $ 13,978,281
1,069,200     BancTec, Inc.*+                                 24,457,950
  300,000     Electronic Data Systems Corp.                   10,012,500
  207,200     Policy Management Systems Corp.*                 9,013,200
                                                            -------------
                                                            $ 57,461,931
                                                            -------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Capital Growth Fund
SCHEDULE OF INVESTMENTS 4/30/97 (continued)


Shares                                                              Value

              Electronics - 12.3%
  219,300     Belden, Inc.                                   $    6,743,475
1,750,000     DSC Communications Corp.*                          35,656,250
  402,800     Elsag Bailey Process Automation N.V.*               5,639,200
  260,000     Harman International                                9,945,000
1,252,400     Imation Corp.*                                     29,587,950
1,953,000     Intergraph Corp.*                                  12,450,375
  480,000     Lam Research Corp.*                                13,920,000
1,118,000     Marcam Corp.*+                                     13,136,500
  620,000     Marshall Industries*                               20,227,500
1,339,000     Micro Focus Group Plc (Sponsored A.D.R.)*+         27,784,250
  888,600     Rexel, Inc.*                                       15,661,575
1,200,000     Teradyne, Inc.*                                    39,300,000
1,070,300     Vishay Intertechnology, Inc.*                      25,820,987
1,057,000     Whittaker Corp.*+                                  10,437,875
                                                             ---------------
                                                             $  266,310,937
                                                             ---------------
              Photo/Instrumentation - 1.4%
1,100,000     Viacom, Inc.*                                  $   29,425,000
                                                             ---------------
              Total Technology                               $  388,387,268
                                                             ---------------
              Transportation - 0.7%
              Ships & Shipping - 0.7%
  862,500     Avondale Industries, Inc.*+                    $   15,309,375
                                                             ---------------
              Total Transportation                           $   15,309,375
                                                             ---------------
              Utilities - 4.7%
              Electric Utilities - 0.2%
  108,700     Dominion Resources, Inc.                       $    3,736,563
                                                             ---------------
              Telecommunications - 4.5%
1,000,000     Alcatel Alsthom (Sponsored A.D.R.)             $   22,250,000
1,000,000     AT&T Corp.                                         33,500,000
  800,000     GTE Corp.                                          36,700,000
  100,000     Nynex Corp.                                         5,175,000
                                                             ---------------
                                                             $   97,625,000
                                                             ---------------
              Total Utilities                                $  101,361,563
                                                             ---------------
              TOTAL COMMON STOCKS
              (Cost $1,790,567,312)                          $1,925,562,876
                                                             ---------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

Principal
Amount                                                                      Value
               TEMPORARY CASH INVESTMENTS - 11.1%
               Commercial Paper - 11.1%
$8,575,000     Abbott Laboratories, Inc., 5.45%, 5/9/97              $    8,564,615
 4,500,000     Banc One Corp., 5.30%, 5/9/97                              4,494,700
15,200,000     Bank America Corp., 5.42%, 5/23/97                        15,149,654
20,000,000     Coca Cola Co., 5.45%, 5/8/97                              19,978,805
15,260,000     Corestates Financial Corp., 5.50%, 5/30/97                15,192,390
13,000,000     Corestates Financial Corp., 5.50%, 5/29/97                12,944,389
13,241,000     Exxon Corp., 5.60%, 5/1/97                                13,241,000
 9,703,000     Exxon Asset Management, 5.45%, 5/6/97                      9,703,000
17,635,000     Ford Motor Credit Co., 5.47%, 5/6/97                      17,635,000
15,400,000     Hershey Foods, 5.44%, 5/20/97                             15,355,785
26,236,000     Household Finance Corp., 5.47%, 5/7/97                    26,236,000
15,000,000     Motorola, Inc., 5.44%, 5/28/97                            14,938,800
19,500,000     Proctor & Gamble, 5.42%, 5/5/97                           19,488,257
20,000,000     Republic New York Corp., 5.47%, 5/12/97                   19,966,572
18,334,000     Travelers Property Casualty Corp., 5.48%, 5/12/97         18,334,000
10,060,000     Warner-Lambert Co., 5.51%, 5/27/97                        10,019,967
                                                                     ---------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $241,242,934)                                   $  241,242,934
                                                                     ---------------
               TOTAL INVESTMENT IN SECURITIES -100%
               (Cost $2,031,810,246)(a)                              $2,166,805,810
                                                                     ---------------

   * Non-income producing security.
   + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
 (a) At April 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $2,031,810,246 was as follows:



    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                        $ 275,214,268
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                         (140,218,704)
                                                                      -------------
    Net unrealized gain                                               $ 134,995,564
                                                                      -------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1997 aggregated approximately $864,165,000 and $517,176,000, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Capital Growth Fund
BALANCE SHEET 4/30/97

(Dollars in Thousands Except Per Share Amounts)



ASSETS:
 Investment in securities, at value (including temporary cash
   investments of $241,243)(cost $2,031,810)                      $2,166,806
 Cash                                                                     98
 Receivables -
  Investment securities sold                                           4,002
  Fund shares sold                                                     8,802
  Dividends and interest                                               1,279
 Other                                                                    94
                                                                  -----------
   Total assets                                                   $2,181,081
                                                                  -----------
LIABILITIES:
 Payables -
  Investment securities purchased                                 $   45,188
  Fund shares repurchased                                              2,839
 Due to affiliates                                                     2,072
 Accrued expenses                                                         68
                                                                  -----------
   Total liabilities                                              $   50,167
                                                                  -----------
NET ASSETS:
 Paid-in capital                                                  $1,903,388
 Accumulated undistributed net investment income                       4,764
 Accumulated undistributed net realized gain on investments           87,766
 Net unrealized gain on investments                                  134,996
                                                                  -----------
   Total net assets                                               $2,130,914
                                                                  -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $1,456,767/72,524,901 shares)                  $    20.09
                                                                  -----------
 Class B (based on $630,904/31,971,569 shares)                    $    19.73
                                                                  -----------
 Class C (based on $43,243/2,195,546 shares)                      $    19.70
                                                                  -----------
MAXIMUM OFFERING PRICE:
 Class A                                                          $    21.32
                                                                  -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/97
(Dollar in Thousands)


INVESTMENT INCOME:

 Dividends (net of foreign taxes withheld of $75)          $5,385
 Interest                                                  14,161
                                                           -------
   Total investment income                                            $ 19,546
                                                                      --------
EXPENSES:
 Management fees                                           $5,242
 Transfer agent fees
  Class A                                                   1,467
  Class B                                                     733
  Class C                                                      45
 Distribution fees
  Class A                                                   1,760
  Class B                                                   3,156
  Class C                                                     185
 Accounting                                                   106
 Custodian fees                                                47
 Registration fees                                            205
 Professional fees                                             23
 Printing                                                      48
 Fees and expenses of nonaffiliated trustees                   21
 Miscellaneous                                                 50
                                                           -------
   Total expenses                                                     $ 13,088
   Less fees paid indirectly                                              (192)
                                                                      --------
   Net expenses                                                       $ 12,896
                                                                      --------
    Net investment income                                             $  6,650
                                                                      --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                     $ 89,688
 Change in net unrealized gain on investments                           19,579
                                                                      --------
  Net gain on investments                                             $109,267
                                                                      --------
  Net increase in net assets resulting from operations                $115,917
                                                                      --------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Capital Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/97 and the Year Ended 10/31/96
(Dollars in Thousands Except Per Share Amount)


                                                         Six Months Ended   Year Ended
FROM OPERATIONS:                                            4/30/97           10/31/96
Net investment income                                       $    6,650      $    3,459
Net realized gain on investments                                89,688          86,162
Change in net unrealized gain on investments                    19,579          62,314
                                                            ----------      ----------
  Net increase in net assets resulting from operations      $  115,917      $  151,935
                                                            ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.06 and $0.09 per share, respectively)         $   (4,245)     $   (4,039)
  Class C ($0.04 and $0.00 per share, respectively)                (65)              -
In excess of net investment income:
  Class B ($0.00 and $0.02 per share, respectively)                  -            (281)
Net realized gain:
  Class A ($0.88 and $1.87 per share, respectively)            (58,684)        (85,512)
  Class B ($0.88 and $1.87 per share, respectively)            (27,212)        (32,984)
  Class C ($0.88 and $0.00 per share, respectively)             (1,392)             --
                                                            ----------      ----------
    Total distributions to shareholders                     $  (91,598)     $ (122,816)
                                                            ----------      ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  424,686      $1,101,509
Reinvestment of distributions                                   79,554         108,844
Cost of shares repurchased                                    (313,646)       (480,558)
                                                            ----------      ----------
  Net increase in net assets resulting from fund
   share transactions                                       $  190,594      $  729,795
                                                            ----------      ----------
  Net increase in net assets                                $  214,913      $  758,914
NET ASSETS:
Beginning of period                                          1,916,001       1,157,087
                                                            ----------      ----------
End of period (including accumulated undistributed net
 investment income of $4,764 and $2,424,
 respectively)                                              $2,130,914      $1,916,001
                                                            ----------      ----------


CLASS A                            '97 Shares        '97 Amount      '96 Shares        '96 Amount
Shares sold                          15,185,360       $ 308,574        38,301,967      $ 758,959
Reinvestment of distributions         2,921,100          57,371         4,464,200         82,141
Less shares repurchased             (11,052,964)       (226,062)      (20,836,196)      (408,960)
                                   ------------       ---------      ------------      ---------
  Net increase                        7,053,496       $ 139,883        21,929,971      $ 432,140
                                   ------------       ---------      ------------      ---------
CLASS B
Shares sold                           4,847,580       $  96,776        16,096,669      $ 314,193
Reinvestment of distributions         1,116,318          21,601         1,465,566         26,703
Less shares repurchased              (4,163,793)        (83,606)       (3,623,421)       (70,774)
                                   ------------       ---------      ------------      ---------
  Net increase                        1,800,105       $  34,771        13,938,814      $ 270,122
                                   ------------       ---------      ------------      ---------
CLASS C*
Shares sold                             970,770       $  19,336         1,434,585      $  28,357
Reinvestment of distributions            30,143             582                --             --
Less shares repurchased                (198,141)         (3,978)          (41,811)          (824)
                                   ------------       ---------      ------------      ---------
  Net increase                          802,772       $  15,940         1,392,774      $  27,533
                                   ------------       ---------      ------------      ---------

* Class C shares were first publicly offered on January 31, 1996.

20 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
FINANCIAL HIGHLIGHTS 4/30/97

                                                                 Six Months
                                                                   Ended          Year Ended
                                                                  4/30/97          10/31/96
CLASS A
Net asset value, beginning of period                           $    19.85         $    19.42
                                                               -----------        ------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $     0.09         $     0.08
 Net realized and unrealized gain on investments                     1.09               2.31
                                                               -----------        ------------
   Net increase from investment operations                     $     1.18         $     2.39
Distributions to shareholders:
 Net investment income                                              (0.06)             (0.09)
 Net realized gain                                                  (0.88)             (1.87)
                                                               -----------        ------------
Net increase in net asset value                                $     0.24         $     0.43
                                                               -----------        ------------
Net asset value, end of period                                 $    20.09         $    19.85
                                                               -----------        ------------
Total return*                                                       6.090%             13.12%
Ratio of net expenses to average net assets                          1.01%**+           1.02%+
Ratio of net investment income (loss) to average net assets          0.87%**+           0.43%+
Portfolio turnover rate                                                65%**              37%
Average commission rate paid(1)                                $   0.0555         $   0.0518
Net assets, end of year (in thousands)                         $1,456,767         $1,299,611
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        0.99%**            1.00%
 Net investment income                                               0.89%**            0.45%



                                                                Year Ended   Year Ended   Year Ended   Year Ended
                                                                 10/31/95     10/31/94     10/31/93     10/31/92
CLASS A
Net asset value, beginning of period                            $  17.26     $  16.17     $  12.42    $  11.58
                                                                ----------   ----------   ----------  ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.08     $  (0.05)    $  (0.02)   $  (0.01)
 Net realized and unrealized gain on investments                    3.03         2.80         4.43        1.21
                                                                ----------   ----------   ----------  ----------
   Net increase from investment operations                      $   3.11     $   2.75     $   4.41    $   1.20
Distributions to shareholders:
 Net investment income                                                 -            -            -       (0.04)
 Net realized gain                                                 (0.95)       (1.66)       (0.66)      (0.32)
                                                                ----------   ----------   ----------  ----------
Net increase in net asset value                                 $   2.16     $   1.09     $   3.75    $   0.84
                                                                ----------   ----------   ----------  ----------
Net asset value, end of period                                  $  19.42     $  17.26     $  16.17    $  12.42
                                                                ----------   ----------   ----------  ----------
Total return*                                                      19.32%       19.03%       36.59%      10.88%
Ratio of net expenses to average net assets                         1.16%+       1.26%        1.27%       1.48%
Ratio of net investment income (loss) to average net assets         0.53%+      (0.44)%      (0.26)%     (0.20)%
Portfolio turnover rate                                               59%          47%          68%         62%
Average commission rate paid(1)                                        -            -            -           -
Net assets, end of year (in thousands)                          $845,415     $405,904     $194,670    $ 75,796
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       1.14%           -            -           -
 Net investment income                                              0.55%           -            -           -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements.     21


Pioneer Capital Growth Fund
FINANCIAL HIGHLIGHTS 4/3/97

                                                                 Six Months
                                                                   Ended          Year Ended      Year Ended      4/4/94 to
                                                                  4/30/97          10/31/96        10/31/95        10/31/95
CLASS B
Net asset value, beginning of period                           $    19.53        $   19.20       $   17.20      $    14.94
                                                               -----------       -----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $     0.01        $   (0.04)      $   (0.01)     $    (0.04)
 Net realized and unrealized gain on investments                     1.07             2.26            2.96            2.30
                                                               -----------       -----------     ----------     ----------
  Net increase from investment operations                      $     1.08        $    2.22       $    2.95      $     2.26
Distributions to shareholders:
 In excess of net investment income                                     -            (0.02)              -               -
 Net realized gain                                                  (0.88)           (1.87)          (0.95)              -
                                                               -----------       -----------     ----------     ----------
Net increase in net asset value                                $     0.20        $    0.33       $    2.00      $     2.26
                                                               -----------       -----------     ----------     ----------
Net asset value, end of period                                 $    19.73        $   19.53       $   19.20      $    17.20
                                                               -----------       -----------     ----------     ----------
Total return*                                                        5.63%           12.27%          18.42%          15.13%
Ratio of net expenses to average net assets                          1.78%**+         1.79%+          1.93%+          2.04%**
Ratio of net investment income (loss) to average net assets          0.10%**+        (0.35)%+        (0.18)%+        (1.12)%**
Portfolio turnover rate                                                65%**            37%             59%             47%
Average commission rate paid(1)                                $   0.0555        $  0.0518
Net assets, end of period (in thousands)                       $  630,904        $ 589,188       $ 311,672      $   42,459
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        1.77%**          1.78%           1.88%             -
 Net investment income (loss)                                        0.11%**         (0.34)%         (0.13)%            -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

22  The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
FINANCIAL HIGHLIGHTS 4/30/97


                                                                  Six Months
                                                                    Ended              1/31/96 to
                                                                   4/30/97              10/31/96
CLASS C
Net asset value, beginning of period                             $    19.53          $     18.69
                                                                 -----------         -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     0.03          $     (0.02)
 Net realized and unrealized gain on investments                       1.06                 0.86
                                                                 -----------         -----------
 Net increase from investment operations                         $     1.09          $      0.84
Distributions to shareholders:
 Net investment income                                                (0.04)                   -
 Net realized gain                                                    (0.88)                   -
                                                                 -----------         -----------
Net increase in net asset value                                  $     0.17          $      0.84
                                                                 -----------         -----------
Net asset value, end of period                                   $    19.70          $     19.53
                                                                 -----------         -----------
Total return*                                                          5.70%                4.50%
Ratio of net expenses to average net assets                            1.80%**+             1.79%**+
Ratio of net investment income (loss) to average net assets            0.07%**+            (0.39)%**+
Portfolio turnover rate                                                  65%**                37%
Average commission rate paid(1)                                  $   0.0555          $    0.0518
Net assets, end of period (in thousands)                         $   43,243          $    27,202
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.76%**              1.74%**
 Net investment income (loss)                                          0.11%**             (0.34)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


The accompanying notes are an integral part of these financial statements.   23

Pioneer Capital Growth Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those

Pioneer Capital Growth Fund


  securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.


C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $700,000 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1997.


D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, and Class C shares bear different transfer agent and distribution fees.


2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of excess over $1 billion.

Pioneer Capital Growth Fund
NOTES TO FINANCIAL STATMENTS 4/30/97 (continued)

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1997, approximately $891,000 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $340,000 in transfer agent fees payable to PSC at April 30, 1997.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $841,000 in distribution fees payable to PFD at April 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended April 30, 1997, CDSC in the amount of approximately $1,255,000 was paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1997, the Fund's expenses were reduced by approximately $192,000 under such arrangements.

Pioneer Capital Growth Fund


6. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1997:



                                                          Dividend
        Affiliates            Purchases       Sales        Income        Value
---------------------------- ------------- ------------- ------------ -------------
Avondale Industries, Inc.    $         -   $ 6,273,790   $        -   $ 15,309,375
BancTec, Inc.                          -    10,255,104            -     24,457,950
Bluegreen Corp.                        -             -            -      4,935,748
Brush Wellman, Inc.            2,000,381             -      168,872     16,400,800
Cole National Corp.            3,464,969             -            -     19,701,000
Ethical Holdings, Plc
 (Sponsored A.D.R.)              854,375             -            -      5,150,625
Fingerhut Companies, Inc.      1,203,611     1,889,539      202,608     36,399,600
Galey & Lord, Inc.                     -       742,695            -     17,754,975
Gryphon Holdings, Inc.                 -             -            -      9,487,500
Guilford Mills, Inc.                   -             -      263,910     24,851,525
ImClone Systems, Inc.                  -             -            -      7,277,500
Insilco Corp.                          -             -            -     27,706,550
Justin Industries                      -             -      158,696     22,068,662
Ladd Furniture, Inc.                   -       387,487            -      9,218,225
Lamson & Sessions Co.                  -             -            -      9,127,500
Levitz Furniture, Inc.                 -             -            -      5,386,000
Marcam Corp.                           -             -            -     13,136,500
Micro Focus Group Plc
 (Sponsored A.D.R.)                    -     2,540,540            -     27,784,250
Park Ohio Industries, Inc.             -             -            -     13,155,625
Rival Company                  3,489,627       961,222       53,160      9,101,500
Supreme Industries, Inc.               -             -            -      5,392,530
Tultex Corp.                           -             -            -     10,958,350
Wellman, Inc.                 10,299,596             -      293,456     32,492,250
Whittaker Corp.                        -             -            -     10,437,875
Worldtex, Inc.                         -             -            -      9,390,550
                             ------------  ------------  -----------  -------------
                             $21,312,559   $23,050,377   $1,140,702   $387,082,965
                             ------------  ------------  -----------  -------------

Pioneer Capital Growth Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and The Board of Trustees of Pioneer Capital Growth Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund (one of the portfolios constituting Pioneer Growth Trust) as of April 30, 1997, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund (of Pioneer Growth Trust) as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
June 2, 1997

Pioneer Capital Growth Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.               President
Margaret B.W. Graham                  David D. Tripple, Executive Vice President
John W. Kendrick                      J. Rodman Wright, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Or visit our web site:                                    www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

(Pioneer logo)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109                                  0697 - 4217
                                            (C) Pioneer Funds Distributor, Inc.

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